Exhibit 10.4

CONSENT AND THIRD LOAN MODIFICATION AGREEMENT

THIS CONSENT AND THIRD LOAN MODIFICATION AGREEMENT (this “Agreement”), is made and entered into as of October 3, 2017, by and among WESTERN CAPITAL RESOURCES, INC., a Delaware corporation (the “Borrower”), EACH OF THE UNDERSIGNED SUBSIDIARIES OF THE BORROWER (together with the Borrower, collectively, the “Loan Parties”, and each, individually, a “Loan Party”), and FIFTH THIRD BANK, an Ohio corporation (together with its successors and assigns, the “Lender”).

RECITALS:

A.           Pursuant to that certain Credit Agreement dated as of April 21, 2016 by and between Borrower and Lender (as amended, modified, restated or supplemented from time to time, the “Credit Agreement”), Lender agreed to make available to Borrower one or more extensions of credit in such amounts as may be set forth in the Credit Agreement. Unless the context otherwise requires, all terms used herein without definition shall have the respective definitions provided therefor in the Credit Agreement.

B.           The Loan and Borrower’s obligations under the Credit Agreement, the Note and the other Loan Documents are secured by, among other things, the Security Documents.

C.           The Borrower, BC Alpha Holdings II, LLC, a Delaware limited liability company (“BC Alpha Holdings”), BC Alpha LLC, a Delaware limited liability company (the “Seller”), MBE WorldWide S.p.A., an Itialian Societa per Azioni, and U.S. Business Holdings, Inc., a Delaware corporation (“Purchaser”), have negotiated a Purchase and Sale Agreement, dated as of the date hereof (the “Purchase Agreement”), pursuant to which, among other things, the Seller has agreed to sell to Purchaser, and the Purchaser has agreed to Purchase from the Seller, all of the Seller’s shares of capital stock of AlphaGraphics, Inc., a Delaware corporation (“AlphaGraphics”; and together with BC Alpha Holdings and Seller, the “Released Loan Parties” and each a “Released Loan Party”).

D.           Borrower has requested that Lender consent to the purchase and sale of the capital stock of AlphaGraphics pursuant to the Purchase Agreement (the “Acquisition”), release its Liens in the Collateral of each Released Loan Party and release each Released Loan Party from the Security Documents to which it is a party, and Lender has agreed to such requests upon the terms and subject to the conditions contained herein.

IN CONSIDERATION of the foregoing Recitals and the agreements, representations and covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties, intending to be legally bound, agree as follows:

SECTION 1. Amendments to Loan Documents.

(a)          Schedule 5.12 to the Credit Agreement is amended in its entirety to read as Schedule 5.12 attached to this Agreement.

(b)          Schedule 1 to the Pledge Agreement is amended in its entirety to read as Schedule 1 attached to this Agreement.

(c)          The table contained in Section 23 of the Guaranty Agreement is amended in its entirety to read as follows:

Guarantor	Guaranteed Amount
J&P Park Acquisitions, Inc.	$2,600,000
Restorers Acquisition, Inc.	$1,000,000

SECTION 2. Consent to Acquisition; Releases.

(a)         Lender hereby (i) consents to the Acquisition, (ii) releases its Liens in the Collateral of each Released Loan Party, (iii) releases its Liens in the Collateral of Borrower consisting solely of the Equity Interests of BC Alpha Holdings, and (iv) releases, discharges and acquits each Released Loan Party from (1) the Security Documents to which it is a party, (2) the Guaranty Agreement, and (3) any and all liabilities or obligations under (1) or (2) other than those that are expressly stated therein to survive termination thereof.

(b)         Upon the effectiveness of this Agreement, (i) Lender shall deliver to AlphaGraphics, or its designee, certificates No. C-165 and C-166 evidencing Equity Interests of AlphaGraphics, which certificates were previously delivered in physical form to Lender, (ii) the Released Loan Parties or their designees shall be authorized to file, at their sole expense, UCC3 amendments terminating all UCC1 financing statements naming Lender as secured party and any Released Loan Party as debtor, and (iii) Borrower or its designee shall be authorized to file, at its sole expense, a UCC3 amendment to the UCC1 financing statement naming Lender as secured party and Borrower as debtor releasing therefrom the Equity Interests of BC Alpha Holdings.

(c)         Released Loan Parties hereby release, discharge and acquit Lender from any and all claims which any of them has had or may have against Lender in connection with the Security Documents of any kind, character or description whatsoever.

SECTION 3. Conditions to Actions Set Forth Herein. The effectiveness of this Agreement and the amendments, releases and other agreements contained herein is conditioned upon the satisfaction of the following conditions:

(a)         Receipt by Lender of this Agreement duly executed by each of the Loan Parties;

(b)         Receipt by the Lender of a true and correct fully-executed copy of the Purchase Agreement, including all schedules and exhibits thereto;

(c)         The closing of the Acquisition upon the terms and subject to the conditions contained in the Purchase Agreement;

(d)         Receipt by Lender from or on behalf of Borrower, by not later than 5:00 p.m., Cincinnati, Ohio time, on the date of this Agreement, of the sum of $4,343,474.41 via federal funds wire transfer into the account described below in payment of all outstanding principal of and accrued but unpaid interest and fees on the Acquisition Loans:

Bank:	Fifth Third Bank
ABA No.:	042000314
Account Name:	Commercial Loan Wires
Account No.:	72876175
Reference:	Western Capital Resources, Inc.
Obligor # 0906381926
Obligation #s 00075 and 00083
Attn:	Commercial Loan Payoffs

(e)         Receipt by Lender’s counsel, Wielechowski & Fuller, PC, from or on behalf of Borrower, by not later than 5:00 p.m., Cincinnati, Ohio time, on the date of this Agreement, of the sum of $3,500 via federal funds wire transfer into the account described below in payment of Lender’s attorney’s fees and expenses incurred in connection with the preparation, negotiation and closing of this Agreement and the transactions related hereto:

Bank:	Fifth Third Bank
ABA No.:	042000314
Account Name:	Wielechowski & Fuller, PC
Account No.:	7974171717
Reference:	3009.00045

(f)          Receipt by the Lender of such other documents, instruments and information executed and/or delivered by the Loan Parties as Lender shall reasonably request.

SECTION 4. Consent of Guarantors. Loan Parties (other than Borrower and the Released Loan Parties), in their capacity as “Guarantors” under their Guaranty Agreement in favor of Lender dated April 21, 2016 (as any may be amended, modified, restated or supplemented from time to time, the “Guaranty”), consent to the terms and provisions of the Agreement and the transactions contemplated hereby and confirm and agree that: (a) their obligations under the Guaranty relating to the Guaranteed Obligations (as defined therein) shall be unimpaired by the Agreement; (b) none of them have any defenses, set offs, counterclaims, discounts or charges of any kind against Lender with respect to the Guaranty; and (c) all of the terms and conditions of the Guaranty remain unaltered and in full force and effect and are hereby ratified and confirmed and apply to the Guaranteed Obligations, as modified by the Agreement.

SECTION 5. Miscellaneous.

(a)         Any and all references to any Loan Document in any other Loan Document shall be deemed to refer to such Loan Document as amended by this Agreement. This Agreement is deemed incorporated into each of the Loan Documents. To the extent that any term or provision of this Agreement is or may be inconsistent with any term or provision in any Loan Document, the terms and provisions of this Agreement shall control.

(b)         Each Loan Party other than the Released Loan Parties hereby reconfirms and reaffirms all representations and warranties, agreements and covenants made by it pursuant to the terms and conditions of the Loan Documents to which it is a party after giving effect to the closing of the transactions contemplated hereby, except as such representations and warranties, agreements and covenants may have heretofore been amended, modified or waived in writing in accordance with such Loan Documents.

(c)         Each Loan Party hereby represents and warrants to Lender that (i) it has the legal power and authority to execute and deliver this Agreement; (ii) its officers/members/managers have been duly authorized to execute and deliver this Agreement and all other Loan Documents to which it is a party and bind it with respect to the provisions hereof and thereof; (iii) no consent, approval, order or authorization of, or registration or filing with, any third party is required in connection with the execution, delivery and carrying out of this Agreement or, if required, has been obtained; and (iv) this Agreement constitutes its legal, valid and binding obligation, enforceable in accordance with its terms.

(d)         Each Loan Party other than the Released Loan Parties acknowledges and agrees that each and every document, instrument or agreement, if any, which at any time has secured payment of the Loan including, but not limited to, the Security Documents executed in connection therewith, hereby continue to secure prompt payment when due of the Loan.

(e)         Each Loan Party represents and warrants that (i) no Event of Default exists under the Loan Documents to which it is a party, nor will any occur as a result of the execution and delivery of this Agreement or the performance or observance of any provision hereof or contemplated hereby and (ii) it presently has no claims or actions of any kind at law or in equity against Lender arising out of or in any way relating to the Loan Documents to which it is a party. Each Loan Party hereby expressly waives, releases and relinquishes any and all such defenses, setoffs, claims, counterclaims and causes of action, known or unknown, which may exist at this time.

(f)          This Agreement embodies the entire agreement and understanding among the parties relating to the subject matter hereof and supersedes all prior proposals, negotiations, agreements, and understandings relating to such subject matter. Except as amended or modified hereby, the terms and provisions of the Loan Documents remain unchanged, are and shall remain in full force and effect unless and until modified or amended in writing in accordance with their terms, and are hereby ratified and confirmed. Except as expressly provided in Section 2, this Agreement shall not constitute a waiver, release or consent with respect to any provision of any Loan Document, a waiver or forbearance of any default or Event of Default under any Loan Document, or a waiver or release of any of Lender’s rights and remedies (all of which are hereby reserved).

(g)         This Agreement may be signed in any number of counterpart copies and by the parties to this Agreement on separate counterparts, but all such copies shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this Agreement by facsimile transmission or electronic mail in “.pdf” format shall be effective as delivery of a manually executed counterpart. Any party so executing this Agreement by facsimile transmission or electronic mail shall promptly deliver a manually executed counterpart, provided that any failure to do so shall not affect the validity of the counterpart executed by facsimile transmission or electronic mail.

(h)         This Agreement shall be governed by and construed in accordance with the laws of the State of North Carolina, excluding its conflict of laws rules.

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first above written.

WESTERN CAPITAL, INC.			J&P REAL ESTATE, LLC
By:	/s/ John Quandahl	(SEAL)
Name:	John Quandahl
Title:	CEO		By: By:	/s/ Steve Irlbeck	(SEAL)
			Name:	Steve Irlbeck
			Title:	Manager
RESTORERS ACQUISITION, INC.			PQH WIRELESS, INC.
			By:	/s/ John Quandahl	(SEAL)
			Name:	John Quandahl
By: By:	/s/ Bill Powers	(SEAL)	Title:	CEO
Name:	Bill Powers
Title:	President

GREEN COMMUNICATIONS LLC, an Arizona limited liability company			GREEN COMMUNICATIONS, LLC, a Washington limited liability company

By:	/s/ John Quandahl	(SEAL)	By:	/s/ John Quandahl	(SEAL)
Name:	John Quandahl		Name:	John Quandahl
Title:	Manager		Title:	Manager

GREEN COMMUNICATIONS, LLC, an Oregon limited liability company			GO GREEN LLC

By:	/s/ John Quandahl	(SEAL)	By:	/s/ John Quandahl	(SEAL)
Name:	John Quandahl		Name:	John Quandahl
Title:	Manager		Title:	Manager

BC ALPHA HOLDINGS II, LLC			BC ALPHA, LLC

By:	/s/ Gay Burke	(SEAL)	By:	/s/ John Quandahl	(SEAL)
Name:	Gay Burke		Name:	John Quandahl
Title:	Manager		Title:	Manager

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ALPHAGRAPHICS, INC.			J&P PARK ACQUISITIONS, INC.

By: By:	/s/ Tommy Auger	(SEAL)	By: By:	/s/ Paul Ambrose	(SEAL)
Name:	Tommy Auger		Name:	Paul Ambrose
Title:	CFO		Title:	President

PQH SOUTH LLC

By: By:	/s/ John Quandahl	(SEAL)
Name:	John Quandahl
Title:	CEO

FIFTH THIRD BANK

By:	s/ Charles Arndt
Name:	Charles Arndt
Title:	Senior Vice President